UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 18, 2008

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On even date herewith, Internap Network Services Corporation (“Internap” or the “Company”) filed a Form 12b-25 relating to the filing of its Annual Report on Form 10-K for the year ended December 31, 2007 and issued a press release relating to the filing of the Form 12b-25.  A copy of Internap’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. As reported in the Form 12b-25, the preparation of the financial statements of the Company has been delayed principally due to requests for customer credits subsequent to year end.  The Company is analyzing the adequacy of its sales return allowance for the period ended December 31, 2007 in light of such requests. The analysis has affected the timetable for completion of Internap’s financial statements and the related audit. This delay prevented Internap’s management from completing the financial and other disclosures necessary to enable the Company to file its Annual Report on Form 10-K for the year ended December 31, 2007 (the “10-K”) by the March 17, 2008 due date. As a result of its ongoing analysis described above, Internap’s management has preliminarily concluded that Internap will increase its 2007 sales return allowance by between $1 and $2 million. Management’s analysis of this matter, including its assessment of any potential control implications, and its impact on specific reporting periods, including the individual quarters of 2007, is still ongoing and subject to change.

Certain information included in this Item 2.02 constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements regarding our completion of our financial statements, the filing of our Annual Report on Form 10-K and our estimates of the amount of the sales credits at issue, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Internap and members of our management team, as well as the assumptions on which such statements are based, and are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "projects," "forecasts," "plans," "intends," "should," or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by forward-looking statements. Other important factors that may affect Internap's business, results of operations and financial condition include, but are not limited to: our ability to sustain profitability; our ability to respond successfully to technological change; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, network access points or computer systems; and our ability to protect our intellectual property.

Our filings with the Securities and Exchange Commission discuss the foregoing risks, as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this Item 2.02 speak only as of the date they are made. We undertake no obligation to revise or update any forward-looking statement for any reason.

 Item 9.01.   Financial Statements and Exhibits.

 (d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated March 18, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: March 18, 2008

	By:	/s/ Richard P. Dobb
Richard P. Dobb
Vice President and General Counsel

 EXHIBIT INDEX

99.1	Press Release dated March 18, 2008.